Financial instruments-Risk management and fair value	12 Months Ended
Dec. 31, 2025
Disclosure of credit risk exposure [abstract]
Financial instruments - Risk management and fair value
28. Financial instruments - Risk management and fair value
In the normal course of its operations, the Company is exposed to a variety of financial risks: market risk (especially cash flow, currency, commodity prices and interest rate risk), credit risk and liquidity risk.
In terms of equity, the Company’s objectives when managing equity are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal equity structure to reduce the cost of capital.
The Company has established risk management policies to minimize potential adverse effects on the Company’s financial performance:
28.1. Fuel price risk
The Company has risks that are common in its industry, related to the price level of aircraft fuel, which can significantly affect its operations, financial position and liquidity.
In the past the Company has entered into financial derivative contracts in an effort to mitigate this risk, but with inconsistent results. During 2025 and 2024, the Company has not entered into new fuel hedge contracts, and has adopted a new strategy of remaining unhedged, while regularly reviewing its policies based on market conditions and others factors.
Fuel price risk is estimated as a hypothetical 10% increase in the December 31, 2025 cost per gallon of fuel. Based on projected 2026 fuel consumption, such an increase would result in an increase to aircraft fuel expense of approximately $88.9 million in 2026 (unaudited).
28.2. Market risk
Equity price risk
The Company’s listed and non-listed equity investments are susceptible to market price risk arising from uncertainties about future values of the investment securities. The Company manages the equity price risk through diversification and by placing limits on individual and total equity instruments. Reports on the equity portfolio are submitted to the Company’s senior management on a regular basis. The Company’s Board of Directors reviews and approves all equity investment decisions. At the reporting date, the exposure on investments at fair value is $69.5 million (2024: $107.8 million).
Foreign currency risk
Foreign exchange risk is originated when the Company performs transactions and maintains monetary assets and liabilities in currencies that are different from the functional currency of the Company. Assets and liabilities in foreign currency are translated using the exchange rates at the end of the period, except for non-monetary assets and liabilities that are translated at the equivalent cost of the U.S. dollar at the acquisition date and maintained at the historical rate. The results of foreign operations are translated using the average exchange rates that were in place during the period. Gains and losses deriving from exchange rates are included within “(Loss) gain on foreign currency fluctuations” in the consolidated statement of profit or loss.
The majority of the Company’s obligations are denominated in U.S. dollars. Since Panama uses the U.S. dollar as legal tender, the majority of the Company’s operating expenses are also denominated in U.S. dollars, approximately 84.2% of operating expenses for the year ended 2025 (2024: 83.6%, 2023: 79.2%)
Approximately 67.5% (2024: 65.0%, 2023: 64.3%) of the Company’s operating revenues are denominated in U.S. dollars. The remaining portion is are denominated in foreign currencies, as detailed below:

	2025	2024	2023
	%	%	%
U.S. dollars	67.5%	65.0%	64.3%
Foreign currencies -
Brazilian real	8.6%	9.9%	7.7%
Colombian peso	8.8%	8.1%	10.0%
Mexican peso	3.5%	3.9%	3.5%
Chilean peso	3.0%	3.2%	3.1%
Canadian dollar	1.8%	1.8%	1.2%
Argentinian peso	0.5%	1.6%	5.1%
Other currencies	6.3%	6.5%	5.1%
	100.0%	100.0%	100.0%

The Company uses foreign currency non-delivery forward contracts ("NDF") to manage some of its transaction exposures in Brazilian Real. The contracts are not designated as hedged accounting and are entered into for periods consistent with foreign currency exposure of the underlying transactions, generally from 1 month to 6 months. Also from time to time the Company enters into factoring agreements on receivables outstanding on credit card sales in certain countries.
For the year ended December 31, 2025, the Company recorded a net loss on derivative instruments at fair value through profit or loss of $(4.3) million related to foreign currency forward contracts that did not qualify for hedge accounting within “Net change in fair value of derivatives” in the consolidated statement of profit or loss.
Generally, the Company’s exposure to most currencies, is limited to the period of up to two weeks between the completion of a sale and the conversion to the U.S. dollar. The following chart summarizes the Company’s foreign currency risk exposure (assets and liabilities denominated in foreign currency) as of December 31:

	2025	2024
Assets
Cash and cash equivalents	$46,423	$12,213
Accounts receivable, net	101,623	72,842
Other assets	4,615	17,035
Total assets	$152,661	$102,090
Liabilities
Accounts payable	55,295	23,234
Taxes payable	71,855	60,285
Other liabilities	7,474	12,375
Total liabilities	$134,624	$95,894
Net position	$18,037	$6,196
28.3. Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its financing activities, including deposits with banks and investments in financial instruments and from its accounts receivable. IFRS 9 requires the Company to recognize an allowance for ECLs for all financial assets not held at fair value through profit or loss.
The carrying amounts of financial assets represent the maximum credit risk exposure.
Short and long-term investments
To mitigate the credit risk arising from deposits in bank, the Company only conducts business with financial institutions that have an investment grade above BBB- from Standard & Poor’s and liquidity indicators aligning with or above the market average. For investments in financial instruments, different from deposits in bank, the Company requires a grade above A- from Standard & Poor’s.
The Company has established a policy to perform an assessment, at the end of each quarterly reporting period, of whether a financial instrument’s credit risk has increased significantly since initial recognition, by monitoring changes in credit risk ratings published by Standard & Poor’s.
As the financial instruments are considered to have a low credit risk, the impairment provision is determined at 12-month ECLs using the general approach as prescribed by IFRS 9.
The movement in the allowance for impairment for short and long-term investments at amortized cost for the year ended December 31 was as follows:

	2025	2024
Balance at beginning of year	$(1,103)	$(2,258)
(Additions) / Reversal	318	1,155
Balance at end of year	$(785)	$(1,103)
Accounts receivable
Regarding credit risk originating from commercial accounts receivable, the Company does not consider it significant since most of the accounts receivable can be easily converted into cash, usually in periods no longer than one month. The risk is managed by each business unit subject to the Company’s established policy, procedures and control relating to customer credit risk management. Specific credit limits and payment terms have been established according to periodic analysis of the clients’ payment capacity.
A considerable amount of the Company’s tickets sales are processed through major credit cards, resulting in accounts receivable that are generally short-term and usually collected before revenue is recognized. The Company considers that the credit risk associated with these accounts receivable is controllable based on industry trends and strong policies and procedures established and followed by the Company.
As a result, the Company evaluates the concentration of risk with respect to trade receivables as low.
An impairment analysis is performed at each quarterly reporting date using a provision matrix to measure expected credit losses. Loss rates are calculated using a "roll rate" method based on the probability of a receivable progressing through successive stages of delinquency to write-off. To measure the ECLs, trade receivables have been grouped based on shared credit risk characteristics and the day past due.
Loss rates are based on actual credit loss experience over the last 12 months and adjusted for forward-looking factors specific to the debtors and the economic environment over the expected life of the receivables.
Set out below is the information about the credit risk exposure on the Company’s trade receivables using a provision matrix as of December 31:

	2025
		Days past due
	Total	Current	<30	30-60	60-90	>90
Expected credit loss rate		0.1%	0.1%	1.6%	0.5%	61.3%
Gross carrying amount	$199,592	$141,266	$19,074	$13,713	$23,076	$2,463
Expected credit loss	$1,950	$72	$28	$216	$125	$1,509

	2024
		Days past due
	Total	Current	<30	30-60	60-90	>90
Expected credit loss rate		0.0%	9.3%	7.4%	11.2%	63.8%
Gross carrying amount	$172,049	$163,053	$2,978	$1,494	$547	$3,977
Expected credit loss	$3,059	$71	$278	$111	$61	$2,538
28.4. Interest rates and cash flow risk
The income and operating cash flows of the Company are substantially independent of changes in interest rates, because the Company does not have significant assets that generate interest except for surplus cash and cash equivalents and short and long-term investments.
Interest rate risk originates mainly from long-term debt related to aircraft financing. These long-term lease payments at variable interest rates expose the Company to cash flow risk. The Company mitigates this risk by entering into fixed rate financing agreements in at least half of its outstanding debt.
During 2023, the Company finished the process of implementing appropriate fall back clauses for its long term variable rate debt based of LIBOR and incorporated the new benchmark based on SOFR.
As of December 31, 2025, fixed interest rates range from 0.97% to 4.91%, and the main floating rate is SOFR.
The Company’s earnings are affected by changes in interest rates primarily due to the impact of those changes on interest expenses from variable-rate debt instruments. As of December 31, 2025 we had $1,062.9 million of fixed-rated debt and $917.5 million of variable-rated debt. If the interest rate average is 100 basis points more in 2026 than 2025, the variable-rate debt interest expense would increase by approximately $9.1 million, and the estimated fair value of the fixed-rate debt would increase by approximately $36.1 million. These amounts are determined by considering the impact of the hypothetical interest rates on the variable-rate debt and marketable securities equivalent balances at December 31, 2025.
28.5. Liquidity risk
The Company’s policy requires having sufficient cash to fulfill its obligations. The Company maintains sufficient cash on hand and in banks or cash equivalents that are highly liquid. The Company also has credit lines in financial institutions that allow it to withstand potential cash shortages to fulfill its short-term commitments (see Note 27).
The table below summarizes the Company’s financial liabilities according to their maturity date. The amounts in the table are the contractual undiscounted cash flows. Balances due within twelve months equal their carrying balances as the impact of discounting is not significant.
December 31, 2025

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Loans and borrowings	18	$1,980,441	$2,274,675	$235,397	$972,624	$1,066,654
Lease liability	14	324,515	371,740	80,303	251,546	39,891
Account payable	19	164,320	164,320	164,320	—	—
Account payable to related parties	19	1,333	1,333	1,333	—	—
		$2,470,609	$2,812,068	$481,353	$1,224,170	$1,106,545
December 31, 2024

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Loans and borrowings	18	$1,670,807	$1,872,779	$302,202	$835,630	$734,947
Lease liability	14	329,697	383,417	73,739	247,913	61,765
Account payable	19	229,104	229,104	229,104	—	—
Account payable to related parties	19	1,624	1,624	1,624	—	—
		$2,231,232	$2,486,924	$606,669	$1,083,543	$796,712
28.6. Fair value measurement
Set out below is a comparison, by class, of the carrying amounts and fair values of the Company’s financial instruments, other than those with carrying amounts that are reasonable approximations of fair values:

		Carrying amount		Fair Value
	Note	2025	2024	2025	2024
Financial assets
Long-term investments	9	$248,579	$248,936	250,307	$250,008
Financial liabilities
Loans and borrowings	18	$1,980,441	$1,670,807	2,053,384	$1,710,529
The fair value of the financial assets and liabilities is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.
Management assessed that the fair values of cash and short-term investments, accounts receivables, accounts payable and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.
The following methods and assumptions were used to estimate the fair values:
•The fair values of the quoted notes and bonds are based on price quotations at the reporting date.
•Debt obligations, financial assets, and financial liabilities are estimated by discounting future cash flows using the Company’s current incremental borrowing for a similar liability.
The following chart summarizes the Company’s financial instruments measured at fair value, classified according to the valuation method:

	Fair value measurement as of reporting date
	2025	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Recurring fair value measurements
Assets
Investment fund	$69,527	$69,527	$—	$—
Derivatives that do not qualify for hedge accounting-
Foreign currency forward	209	209	—	—
Total assets	$69,736	$69,736	$—	$—

The fair value of derivatives that do not qualify for hedge accounting is the present value of future cash flows based on forward exchange rates at the reporting date.

	Fair value measurement as of reporting date
	2024	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Recurring fair value measurements
Assets
Investment fund	$107,757	$107,757	$—	$—
Derivatives that do not qualify for hedge accounting-
Foreign currency forward	1,410	1,410	$—	$—
Total assets	$109,167	$109,167	$—	$—
Liabilities
Derivatives that do not qualify for hedge accounting-
Foreign currency forward	$51	$51	$—	$—
Total liabilities	$51	$51	$—	$—